SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) April 20, 2000

                First Union Commercial Mortgage Securities, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                 North Carolina
                 (State or Other Jurisdiction of Incorporation)


      333-30294                                          56-1643598
(Commission File Number)                    (I.R.S. Employer Identification No.)




One First Union Center, Charlotte, North Carolina        28228-0600
   (Address of Principal Executive Offices)              (Zip Code)


                                 (704) 374-6161
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



                            UNDERWRITERS' STATEMENT
                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
Item 5.   Other Events.

     On or about May 11, 2000, the Registrant will cause the issuance and sale of approximately $785,225,064 initial principal amount of Commercial Mortgage Pass-Through Certificates, Series 2000-C1, Class IO, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class Q, Class R-I, Class R-II, Class R-III and Class R-IV (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2000, among the Registrant, First Union National Bank, as Master Servicer, ORIX Real Estate Capital Markets, LLC, as Special Servicer, and Norwest Bank Minnesota, National Association, as Trustee. In connection with the sale of certain classes of the Certificates to the public (the "Publicly Offered Certificates"), the Registrant has been advised by First Union Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain written descriptions of the securities to be offered that set forth the name of the issuer, the size of the potential offering and miscellaneous similar items (the "Structural Term Sheets") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-30294 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. In connection with the sale of the Publicly Offered Certificates, the Registrant also has been informed by the Underwriters that the Underwriters have furnished to prospective investors certain descriptive information regarding the mortgage loans (the "Mortgage Loans") underlying the Certificates that set forth the number of Mortgage Loans, the principal balance of the Mortgage Loans, information regarding the mortgage rates thereon and miscellaneous similar items (the "Collateral Term Sheets") following the effective date of Registration Statement No. 333-30294 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. The Structural Term Sheets and Collateral Term Sheets are contained in the Preliminary Structural and Collateral Term Sheet (the "Term Sheet"). The Term Sheet is being filed as an exhibit to this report.

     The Term Sheet attached hereto has been provided by the Underwriters. The information in the Term Sheet is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.


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


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (a)  Financial Statements of Business Acquired

          Not applicable

     (b)  Pro Forma Financial Information

          Not applicable

     (c)  Exhibits.

          99.1 Term Sheet (containing the Structural Term Sheets and Collateral Term Sheets) prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)




Dated:   December 13, 1999      By: /s/  CRAIG M. LIEBERMAN
                                   --------------------------------------------
                                   Name: Craig M. Lieberman
                                  Title: Vice President


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


                                INDEX TO EXHIBITS


Exhibit
  No.          Document Description
  ---          --------------------

99.1

               Term Sheet (containing the Structural Term Sheets and Collateral Term Sheets) prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.


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